Exhibit 99.8(e)

Amended as of February 27, 2007

SCHEDULE A TO THE EXPENSE LIMITATION AGREEMENT

Share Classes and Portfolios	Operating Expense Limit (%)
Money Market Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares Hilliard Lyons Shares	0.42 0.72 0.89 1.49 1.49 0.91

U.S. Treasury Money Market Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.41 0.71 0.88 1.48 1.48

Municipal Money Market Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares Hilliard Lyons Shares	0.42 0.72 0.89 1.49 1.49 0.66

New Jersey Municipal Money Market Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.39 0.69 0.96 1.46 1.46

North Carolina Municipal Money Market Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.30 0.60 0.87 1.37 1.37

Ohio Municipal Money Market Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.39 0.69 0.96 1.46 1.46

Pennsylvania Municipal Money Market Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.42 0.72 0.99 1.49 1.49

Virginia Municipal Money Market Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.30 0.60 0.87 1.37 1.37

Low Duration Bond Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.55 0.85 0.81 1.56 1.56 0.40

Intermediate Government Bond Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.60 0.90 1.07 1.82 1.82

Intermediate Bond Portfolio II Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.60 0.90 0.95 1.70 1.70 0.45

Total Return Portfolio II Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.55 0.85 0.81 1.65 1.65 0.40

Total Return Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.55 0.85 0.90 1.65 1.65 0.40

Government Income Portfolio Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares Service Shares	1.07 1.82 1.82 0.45 0.90

GNMA Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.60 0.90 1.07 1.82 1.82 0.45

Managed Income Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.65 0.95 1.12 1.87 1.87

International Bond Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	1.03 1.33 1.19 2.25 2.25 0.78

High Yield Bond Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.70 1.00 0.96 1.71 1.71 0.55

AMT-Free Municipal Bond Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.60 0.90 1.07 1.82 1.82 0.45

Delaware Tax-Free Income Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.70 1.00 0.95 1.65 1.65

Ohio Tax-Free Income Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.60 0.90 0.85 1.82 1.82

Kentucky Tax-Free Income Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.65 1.00 0.95 1.60 1.60

Mid-Cap Value Equity Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.94 1.25 1.25 2.00 2.00

Mid-Cap Growth Equity Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.23 1.53 1.58 2.33 2.33

Small Cap Core Equity Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.30 1.60 1.77 2.52 2.52

Small Cap Growth Equity Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.99 1.29 1.46 2.21 2.21

Global Science & Technology Opportunities Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.35 1.73 1.75 2.65 2.65

International Opportunities Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.45 1.75 1.92 2.67 2.67

Investment Trust Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.81 1.11 1.16 1.91 1.91 0.66

Index Equity Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.18 0.615 0.785 1.24 1.24

Asset Allocation Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.86 1.16 1.33 2.08 2.08

U.S. Opportunities Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.00 1.60 1.60 2.25 2.25

Core Equity Institutional Shares	0.45

Strategic Portfolio I Institutional Shares	0.26

Enhanced Income Portfolio Institutional Shares Service Shares Series A Investor Shares BlackRock Shares	0.40 0.75 0.80 0.30

Intermediate Bond Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.55 0.85 0.90 1.65 1.65 0.40

Inflation Protected Bond Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.40 0.75 0.85 1.60 1.60 0.30

Exchange Portfolio BlackRock Shares	0.60

Small/Mid-Cap Growth Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.10 1.35 1.35 2.10 2.10

Aurora Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.05 1.44 1.44 2.19 2.19

Capital Appreciation Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.70 1.35 1.35 2.10 2.10

Health Sciences Opportunities Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.25 1.55 1.55 2.25 2.25

Global Resources Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.04 1.34 1.34 2.04 2.04

All-Cap Global Resources Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	0.93 1.34 1.34 2.04 2.04

Global Opportunities Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares	1.35 1.65 1.65 2.40 2.40

Small Cap Value Equity Portfolio Institutional Shares Service Shares Series A Investor Shares Series B Investor Shares Series C Investor Shares BlackRock Shares	0.97 1.27 1.44 2.19 2.19 1.10

Long Duration Bond Portfolio Institutional Shares Series A Investor Shares BlackRock Shares	0.55 0.90 0.40

Conservative Prepared Portfolio (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds)

Institutional Shares
Series A Investor Shares
Series C Investor Shares
R Shares

0.13 0.53 1.25 0.74

Moderate Prepared Portfolio (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds)

Institutional Shares
Series A Investor Shares
Series C Investor Shares
R Shares

0.09 0.51 1.24 0.59

Growth Prepared Portfolio (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds)

Institutional Shares
Series A Investor Shares
Series C Investor Shares
R Shares

0.07 0.45 1.17 0.62

Aggressive Growth Prepared Portfolio (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds)

Institutional Shares
Series A Investor Shares
Series C Investor Shares
R Shares

0.09 0.43 1.18 0.59

Prepared Portfolio 2010 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74

Prepared Portfolio 2015 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74

Prepared Portfolio 2020 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74

Prepared Portfolio 2025 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74

Prepared Portfolio 2030 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74

Prepared Portfolio 2035 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74

Prepared Portfolio 2040 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74

Prepared Portfolio 2045 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74

Prepared Portfolio 2050 (expense limits apply to direct Portfolio expenses only, not expenses attributable to investments in underlying funds) Institutional Shares Series A Investor Shares R Shares	0.00 0.50 0.74